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                                                                   EXHIBIT 99.1


                                 CAUTIONARY STATEMENT

     INFORMATION ADVANTAGE, INC. (THE "COMPANY"), OR PERSONS ACTING ON BEHALF OF THE COMPANY, OR OUTSIDE REVIEWERS RETAINED BY THE COMPANY MAKING STATEMENTS ON BEHALF OF THE COMPANY, OR UNDERWRITERS OF THE COMPANY'S SECURITIES, FROM TIME TO TIME, MAY MAKE, IN WRITING OR ORALLY, "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT"). THIS CAUTIONARY STATEMENT, WHEN USED IN CONJUNCTION WITH AN IDENTIFIED FORWARD-LOOKING STATEMENT, IS FOR THE PURPOSE OF QUALIFYING FOR THE "SAFE HARBOR" PROVISIONS OF THE LITIGATION REFORM ACT AND IS INTENDED TO BE A READILY AVAILABLE WRITTEN DOCUMENT THAT CONTAINS FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE IN ADDITION TO ANY OTHER CAUTIONARY STATEMENTS, WRITTEN OR ORAL, WHICH MAY BE MADE, OR REFERRED TO, IN CONNECTION WITH ANY SUCH FORWARD-LOOKING STATEMENT.

     THE FOLLOWING MATTERS, AMONG OTHERS, MAY HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION, LIQUIDITY, RESULTS OF OPERATIONS OR PROSPECTS, FINANCIAL OR OTHERWISE, OF THE COMPANY. REFERENCE TO THIS CAUTIONARY STATEMENT IN THE CONTEXT OF A FORWARD-LOOKING STATEMENT OR STATEMENTS SHALL BE DEEMED TO BE A STATEMENT THAT ANY ONE OR MORE OF THE FOLLOWING FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENT OR STATEMENTS.

LIMITED OPERATING HISTORY; LACK OF PROFITABILITY

     The Company was formed in 1992. Accordingly, the Company's prospects must be considered in light of the risks and difficulties frequently encountered by companies in the early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, the Company must, among other things, respond to competitive developments, continue to attract, retain and motivate qualified personnel, and continue to enhance and improve its products. The Company has incurred net operating losses in each quarter since inception and it is possible that the Company will not generate sufficient net income to fully utilize its net operating loss carryforwards before they begin to expire in 2007. As of October 31, 1997, the Company had an accumulated deficit of $26.4 million. The Company expects to incur additional net losses. The Company's operating losses have been due in part to the commitment of significant resources to the Company's technical support, research and development and sales and marketing organizations. The Company expects to continue to devote substantial resources in these areas and as a result will need to recognize significant quarterly revenues to achieve profitability. In particular, the Company intends to continue hiring a significant number of sales and research and development personnel over the balance of fiscal 1999. Future operating results will depend on many factors, including, among others, demand for and acceptance of the Company's products and services, including ongoing acceptance of maintenance and other services purchased by existing customers, the level of product and price competition, the ability of the Company to control costs and to develop, market and deploy new products, the ability of the Company to expand its direct sales force and indirect distribution channels both domestically and internationally, the Company's success in attracting and retaining key personnel, market acceptance of on-line analytical processing ("OLAP") products and the ability of the Company to successfully integrate technologies and businesses it may acquire in the future. Although the Company's revenues have increased in recent periods, there can be no assurance that the Company's revenues will grow in future periods or, if they do grow, that they will grow at past rates, or that the Company will ever become profitable.


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FLUCTUATIONS IN OPERATING RESULTS

     The Company's limited operating history and the susceptibility of the Company's operating results to significant fluctuations makes the prediction of future operating results unreliable and the Company believes that period-to-period comparisons of its operating results are not necessarily meaningful and should not be relied upon as indications of future performance. The Company's operating results have in the past, and will in the future, vary significantly due to factors such as demand for the Company's products, the size and timing of significant orders and their fulfillment, the number, timing and significance of product enhancements and new product announcements by the Company and its competitors, changes in pricing policies by the Company or its competitors, customer order deferrals in anticipation of enhancements or new products offered by the Company or its competitors, the ability of the Company to develop, introduce and market new and enhanced versions of its products on a timely basis, changes in the Company's level of operating expenses and its ability to control costs, budgeting cycles of its customers, product life cycles, software defects and other product quality problems, hiring needs and personnel changes, changes in the Company's sales incentive plans, changes in the mix of domestic and international revenues, the level of international expansion, foreign currency exchange rate fluctuations, performance of indirect channel partners, changes in the mix of indirect channels through which the Company's products are offered, the impact of consolidation by competitors and indirect channel partners and general domestic and international economic and political conditions. A significant portion of the Company's revenues have been, and the Company believes will continue to be, derived from a limited number of orders placed by large organizations. The timing of such orders and their fulfillment have caused, and are expected to continue to cause, material fluctuations in the Company's operating results, particularly on a quarterly basis. A significant portion of the Company's revenues are derived from existing customers. To the extent that such customers no longer require new licenses or ongoing support, the Company's business, financial condition and operating results could be materially adversely affected. The Company has, from time to time, often recognized a substantial portion of its revenues in the last month of a quarter, with these revenues frequently concentrated in the last two weeks of a quarter. In addition, the Company does not operate with a large order backlog because its software products are typically shipped shortly after orders are received, which makes product revenues in any quarter substantially dependent on orders booked and shipped throughout that quarter. Accordingly, revenues for any future quarter are difficult to predict. The Company expects that as international sales increase as a percentage of total sales it will experience weaker demand for its server-based line of software products, DecisionSuite, during the summer months. Product revenues are also difficult to forecast because the market for OLAP applications is rapidly evolving, and the Company's sales cycle, which may last from six to twelve months or more, varies substantially from customer to customer. The Company's expense level and plans for expansion, including its plan to significantly increase its sales and marketing and research and development efforts, are based in significant part on the Company's expectations of future revenues and are relatively fixed in the short-term. Consequently, if revenue levels are below expectations, operating results are likely to be adversely and disproportionately affected. In addition, the Company expects that sales derived through indirect channels, which are more difficult to forecast and generally have lower gross margins than direct sales, will increase as a percentage of total revenues.

     Based upon all of the factors described above, the Company believes that its quarterly revenues, expenses and operating results are likely to vary significantly in the future, that period-to-period comparisons of its operating results are not necessarily meaningful and that, in any event, such comparisons should not be relied upon as indications of future performance. Accordingly, the Company has limited ability to forecast future revenues, and it is likely that in some future quarter the Company's operating results will be below the expectations of public market analysts and investors. In the event that operating results are below expectations, or in the event that adverse conditions prevail or are perceived


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to prevail generally or with respect to the Company's business, the price of the Company's Common Stock would be materially adversely affected.

LENGTHY SALES AND IMPLEMENTATION CYCLES

     The licensing of the Company's products by its customers typically involves a significant commitment of capital and other resources, and are therefore subject to delays frequently associated with customers' internal procedures to approve large capital expenditures and to test and accept new technologies that affect key operations. For these and other reasons, the sales cycle associated with the licensing of the Company's products is typically six to twelve months and subject to a number of significant risks that are beyond the Company's control, including customers' budgetary constraints and internal acceptance reviews. Because of the lengthy sales cycle and the large size of customers' orders, if revenues forecasted from a specific customer for a particular quarter are not realized in that quarter, the Company's operating results for that quarter could be materially adversely affected. In addition, the time required to deploy the Company's products can vary significantly with the needs of each customer and the complexity of a customer's data processing needs. Accordingly, deployment of the Company's products is generally a process that extends for several months and may involve a pilot implementation, successful completion of which is typically a prerequisite for full-scale deployment. In situations involving a pilot implementation, revenue recognition is deferred until execution of a final license and the other prerequisites for revenue recognition have been fulfilled. The Company has experienced difficulty implementing DecisionSuite in the past due to the complexity of customer requirements. The Company generally relies upon internal resources to implement its products. There can be no assurance that the Company will not experience delays in the implementation of orders in the future or that third parties will be able to successfully install the Company's products. Any delays in the implementation of DecisionSuite could have a material adverse effect on the Company's business, operating results and financial condition. In addition, any significant delay in the implementation of DecisionSuite could cause a customer to reject the Company's software, which could impair the Company's reputation and have a material adverse effect on the Company's business, operating results and financial condition.

REVENUE RECOGNITION

     License agreements executed during any quarter may not meet the Company's revenue recognition criteria; as a result, the Company may meet or exceed its forecast of aggregate contracting activity, but not meet its forecast for license revenues. In addition, Statement of Position ("SOP") 97-2, "Software Revenue Recognition" was issued in October 1997 and addresses software revenue recognition matters primarily from a conceptual level and does not include specific implementation guidance. The SOP supersedes SOP 91-1 and is effective for transactions entered into for fiscal years beginning after December 15, 1997. Based on its reading and interpretation of SOP 97-2, the Company believes it is currently in compliance with the final standard. However, detailed implementation guidelines for this standard have not yet been issued. Once issued, such detailed implementation guidance could lead to unanticipated changes in the Company's current revenue accounting practices, and such changes could be material to the Company's revenues and earnings.

COMPETITION

     The market in which the Company competes is intensely competitive, highly fragmented and characterized by rapidly changing technology and evolving standards. The Company's current and prospective competitors offer a variety of planning and analysis software solutions and generally fall within three categories: (i) vendors of desktop OLAP software such as Cognos and Business Objects; (ii) vendors of multidimensional OLAP software such as Oracle (Express), Arbor Software, Seagate (Holos) and SAS;


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and (iii) vendors of OLAP/relational database software such as MicroStrategy and Platinum Technology (Prodea). The Company has experienced and expects to continue to experience increased competition from current and potential competitors, many of whom have significantly greater financial, technical, marketing and other resources than the Company. Such competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements or devote greater resources to the development, promotion and sales of their products than the Company. Also, certain current and potential competitors, including companies such as Microsoft, IBM, Sybase and Informix, may have greater name recognition or more extensive customer bases that could be leveraged. These companies could integrate competing OLAP/relational database software with other widely accepted products resulting in a loss of market share for the Company. The Company expects additional competition as other established and emerging companies enter into the OLAP software market and new products and technologies are introduced. Increased competition could result in price reductions, fewer customer orders, reduced gross margins, longer sales cycles and loss of market share, any of which would materially adversely affect the Company's business, operating results and financial condition.

     Current and potential competitors may make strategic acquisitions or establish cooperative relationships among themselves or with third parties, thereby increasing their ability to address the needs of the Company's prospective customers. The Company's current or future indirect channel partners may establish cooperative relationships with current or potential competitors of the Company, thereby limiting the Company's ability to sell its products through particular distribution channels. Accordingly, it is possible that new competitors or alliances among current and new competitors may emerge and rapidly gain significant market share. Such competition could materially adversely affect the Company's ability to obtain new licenses, and maintenance and support renewals for existing licenses, on terms favorable to the Company. Further, competitive pressures may require the Company to reduce the price of DecisionSuite, which would materially adversely affect the Company's business, operating results and financial condition. There can be no assurance that the Company will be able to compete successfully against current and future competitors, and the failure to do so would have a material adverse effect upon the Company's business, operating results and financial condition.

DEPENDENCE ON GROWTH OF MARKET FOR OLAP APPLICATIONS AND ACCEPTANCE OF THE WEB

     Although demand for DecisionSuite has grown in recent years, the market for OLAP software applications is still emerging and there can be no assurance that it will continue to grow or that, even if the market does grow, businesses will adopt the Company's products. Because a significant portion of the Company's revenues are derived from existing customer upgrades, the failure of such upgrades to occur due to the lack of continued adoption of OLAP applications by its installed customer base, would have a material adverse effect on the Company's business, operating results and financial condition. The Company has spent, and intends to continue spending, considerable resources educating potential customers about DecisionSuite and its functions and on-line analytical processing generally. However, there can be no assurance that such expenditures will enable DecisionSuite to achieve any additional degree of market acceptance, and if the market for DecisionSuite fails to grow or grows more slowly than the Company currently anticipates, the Company's business, operating results and financial condition would be materially adversely affected. Historically, the software industry has experienced significant periodic downturns, often in connection with, or in anticipation of, declines in general economic conditions during which management information systems budgets often decrease. As a result, the Company's business, operating results and financial condition may in the future reflect substantial fluctuations from period to period as a consequence of patterns and general economic conditions in the software industry.

     In addition, the success of the Company may be dependent on the acceptance of the use of the World Wide Web as a means to disseminate information. The Company has had limited large-scale


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deployment of its products for use on the Web.  If customers determine that the Company's products are not scalable or are otherwise inadequate for Web-based use, or do not provide adequate security for the dissemination of information over the Web, or if for any other reason customers fail to accept the Company's products for use on the Web, the Company's business, operating results and financial condition could be materially adversely affected.

LIMITED LARGE-SCALE DEPLOYMENT

     The Company believes that DecisionSuite can accommodate terabytes of data and thousands of active users; however, to date, the Company has had only a limited number of customers who have deployed DecisionSuite in such environments. If the Company's customers cannot successfully implement large-scale deployments or determine for any other reason that the Company's products cannot accommodate large-scale enterprise applications, or that such products are not required or appropriate for such widespread use, the Company's reputation and competitive advantage will be materially adversely affected, which would, in turn, have a material adverse affect on the Company's business, operating results and financial condition.

RAPID TECHNOLOGICAL CHANGE AND NEW PRODUCTS

     The market for the Company's products is characterized by rapid technological change, frequent new product introductions and enhancements, uncertain product life cycles, changing customer demands and evolving industry standards. The introduction of products embodying new technologies and the emergence of new industry standards can render existing products obsolete and unmarketable. The Company has focused its efforts on products that run on UNIX operating systems and has not developed a product that runs on Windows NT or any other operating system. As more of the Company's customers adopt Windows NT for their businesses, the Company will need to develop a Windows NT version of DecisionSuite. The development of a Windows NT product would require a substantial investment of resources by the Company, and there is no assurance that such a product could be introduced on a timely or cost effective basis or at all. The Company believes that its future success will depend in large part on its ability to support popular operating systems and databases, and on its ability to maintain and improve its current product line and to develop new products on a timely basis that achieve market acceptance, maintain technological competitiveness and meet an expanding range of customer requirements. As a result of the complexities inherent in OLAP, major new products and product enhancements can require long development and testing periods. In addition, customers may delay their purchasing decisions in anticipation of the general availability of new or enhanced versions of the Company's products. As a result, significant delays in the general availability of such new releases or significant problems in the installation or implementation of such new releases could have a material adverse effect on the Company's business, operating results and financial condition. There can be no assurance that the Company will be successful in developing and marketing, on a timely and cost effective basis, product enhancements or new products that respond to technological change, evolving industry standards or customer requirements, that the Company will not experience difficulties that could delay or prevent the successful development, introduction or marketing of these enhancements or that the Company's new products and product enhancements will achieve market acceptance.

PRODUCT AND CUSTOMER CONCENTRATION

     Substantially all of the Company's revenues to date have been attributable to the DecisionSuite line of products and related services. Such products and services are currently expected to account for substantially all of the Company's revenues for the foreseeable future. The Company's future operating results are dependent upon continued market acceptance of DecisionSuite and enhancements to these


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products. Consequently, a decline in the demand for, or market acceptance of,
DecisionSuite as a result of competition, technological change or other factors, would have a material adverse effect on the Company's business, operating results and financial condition.

     A relatively small number of customers have accounted for a significant percentage of the Company's revenues. In fiscal 1996, MasterCard International Incorporated accounted for 13.6% of total revenues. In fiscal 1997, Tandy Corporation accounted for 10.3% of total revenues. The Company expects that it will continue to be dependent upon a limited number of new and existing customers for a significant portion of its revenues in future periods, and such customers are expected to vary from period to period. As a result, the failure by the Company to successfully sell its products or services to one or more targeted new or existing customers in any particular period, or the deferral or cancellation of orders by one or more of these customers, could have a material adverse effect on the Company's business, operating results and financial condition. The loss of a major customer, or any reduction in orders by such customer, including reductions due to market or competitive conditions, would have a material adverse effect on the Company's business, operating results and financial condition.

DEPENDENCE ON SERVICE REVENUES

     The Company licenses software and provides related services, which consist of maintenance, support, training, consulting and implementation. Total license revenues and service revenues have increased from year to year. Service revenues represented 52.2%, 52.4% and 44.7% of total revenues for the fiscal years ended January 31, 1995, 1996 and 1997, respectively, and 43.1% and 48.1% for the nine-month periods ended October 31, 1996 and 1997. The Company anticipates that service revenues will continue to represent a significant percentage of total revenues. To a large degree, the level of service revenues is dependent upon the ongoing acceptance of maintenance contracts by the Company's growing installed customer base. If service revenues are less than anticipated, the Company's operating results could be materially adversely affected. The Company's ability to increase its service revenues will depend in large part on its ability to increase the scale of its services organization, including its ability to successfully recruit and train a sufficient number of qualified service representatives. There can be no assurance that the Company will be able to successfully expand its service organization. In addition, there can be no assurance that the Company will be successful in implementing its strategy or that such products will achieve market acceptance, the failure of which could have a material adverse effect on its business, operating results and financial condition.

EXPANSION OF INDIRECT CHANNELS

     The Company intends to expand its relationships with strategic partners and to increase the proportion of the Company's customers licensed through these indirect channels. The Company's indirect channels have accounted for less than 25% of total revenues to date. There can be no assurance that the Company will continue to be represented by any of its indirect channels. The Company is currently investing, and intends to increasingly invest in the future, significant resources to develop this channel, which could adversely affect the Company's operating results if the Company's efforts do not generate significant license revenues. There can be no assurance that the Company will be able to attract strategic partners that will be able to market the Company's products effectively and will be qualified to provide timely and cost-effective customer support and service. The failure to recruit strategic partners could adversely affect the Company's results of operations. The Company's ability to achieve revenue growth in the future will depend in large part on its success in maintaining and establishing additional relationships with strategic partners. In addition, if it is successful in selling products through this channel, the Company's gross margins will be negatively affected due to the lower unit prices that the Company expects to receive when selling through indirect channels.


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RISKS ASSOCIATED WITH INTERNATIONAL SALES AND OPERATIONS

     During fiscal years 1995, 1996 and 1997, the Company derived 24.8%, 10.7% and 9.5% of its total revenues, respectively, from sales outside the United States. The Company anticipates that for the foreseeable future a significant portion of its revenues will be derived from sources outside the United States. The Company intends to continue to expand its sales and support operations outside the United States and to enter additional international markets. In order to successfully expand international sales, the Company must establish additional foreign operations, expand its international channel management and support organizations, hire additional personnel, recruit additional international resellers and increase the productivity of existing international resellers. To the extent that the Company is unable to do so in a timely and cost-effective manner, the Company's growth, if any, in international sales will be limited, and the Company's business, operating results and financial condition could be materially adversely affected. The Company also expects to commit additional resources to customizing its products for selected international markets and developing international channel sales and support organizations. In addition, even if international operations are successfully expanded and the Company's products are successfully customized, there can be no assurance that the Company will be able to maintain or increase international market demand for its products.

     The Company's international operations are generally subject to a number of risks, including costs of customizing products for foreign countries, protectionist laws and business practices favoring local competition, dependence on local vendors, compliance with multiple, conflicting and changing government laws and regulations, longer sales and payment cycles, import and export restrictions and tariffs, difficulties in staffing and managing foreign operations, greater difficulty or delay in accounts receivable collection, foreign currency exchange rate fluctuations, multiple and conflicting tax laws and regulations and political and economic instability. To date, a majority of the Company's revenues and costs have been denominated in U.S. dollars.
However, the Company believes that an increasing portion of the Company's revenues and costs will be denominated in foreign currencies. Although the Company may from time to time undertake foreign exchange hedging transactions to cover a portion of its foreign currency transaction exposure, the Company does not currently attempt to cover any foreign currency exposure.

MANAGEMENT OF GROWTH; NEED FOR ADDITIONAL QUALIFIED PERSONNEL

     The Company has recently experienced a period of significant revenue growth and an expansion in the number of its employees, the scope of its operating and financial systems and geographic area of its operations. From January 31, 1995 to October 31, 1997, the Company has increased its headcount from 75 to 219. Further significant increases in the number of employees are anticipated in fiscal 1999. For example, the Company currently plans to expand its sales and marketing services and research and development efforts by, among other things, significantly increasing the number of employees dedicated to those areas. This growth has resulted, and will continue to result, in new and increased responsibilities for management personnel and may place a strain upon the Company's management, operating financial systems and resources. The Company expects that planned expansion of international operations will lead to increased financial and administrative demands, such as increased operational complexity associated with expanded facilities, administrative burdens associated with managing an increasing number of relationships with foreign partners and expanded treasury functions to manage foreign currency risks. The Company's future operating results will also depend on its ability to further develop indirect channels to penetrate different and broader markets and expand its support organization to accommodate growth in the Company's installed base. The failure of the Company to manage its expansion effectively could have a material adverse effect on the Company's business, operating results and financial condition.


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DEPENDENCE ON KEY PERSONNEL

     The Company's success depends to a significant degree upon the efforts of certain key management, technical support, sales, marketing, customer support and research and development personnel. The loss of key personnel could adversely affect the Company. The Company believes that its future success will depend in large part upon its continuing ability to attract and retain highly skilled managerial, sales, marketing, customer support and research and development personnel. Like other software companies, the Company faces intense competition for such personnel, and the Company has at times experienced and continues to experience difficulty in recruiting qualified personnel. There can be no assurance that the Company will be successful in attracting, assimilating or retaining qualified personnel in the future. The loss of the services of one or more of the Company's key individuals, or the failure to attract and retain additional qualified personnel, could have a material and adverse effect on the Company's business, operating results and financial condition.

RISK OF SOFTWARE DEFECTS

     Software products as complex as those offered by the Company may contain errors or defects, particularly when first introduced, when new versions or enhancements are released or when configured to individual customer computing systems. The Company has in the past encountered system configuration problems at certain customer sites. Although to date the Company has not experienced material adverse effects resulting from any such defects or problems, there can be no assurance that, despite testing by the Company, defects and errors will not be found in current versions, new versions or enhancements of its products after commencement of commercial shipments, resulting in loss of revenues or delay in market acceptance, which could have a material adverse effect on the Company's business, operating results and financial condition.

LIMITED PROTECTION OF PROPRIETARY TECHNOLOGY; RISKS OF INFRINGEMENT; USE OF LICENSED TECHNOLOGY

     The Company relies primarily on a combination of copyright and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect its proprietary technology. For example, the Company licenses its software pursuant to signed license agreements, which impose certain restrictions on licensees' ability to utilize the software. In addition, the Company seeks to avoid disclosure of its trade secrets, including requiring those persons with access to the Company's proprietary information to execute confidentiality agreements with the Company and restricting access to the Company's source code. The Company seeks to protect its software, documentation and other written materials under trade secret and copyright laws, which afford only limited protection.

     Despite the Company's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of the Company's products or to obtain and use information that the Company regards as proprietary. Policing unauthorized use of the Company's products is difficult, and while the Company is unable to determine the extent to which piracy of its software products exists, software piracy can be expected to be a persistent problem. In addition, the laws of many countries do not protect the Company's proprietary rights to as great an extent as do the laws of the United States. There can be no assurance that the Company's means of protecting its proprietary rights will be adequate or that the Company's competitors will not independently develop similar technology.

     To date, the Company has not been notified that the Company's products infringe the proprietary rights of third parties, but there can be no assurance that third parties will not claim infringement by the Company with respect to current or future products. The Company expects that data warehouse and data mart software product developers will increasingly be subject to infringement claims as the number of


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products and competitors in the Company's industry segment grows and the functionality of products in different industry segments overlaps. Any such claims, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require the Company to enter into royalty or licensing agreements. Such royalty or licensing agreements, if required, may not be available on terms acceptable to the Company or at all, which could have a material adverse effect upon the Company's business, operating results and financial condition.

YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, computer systems and software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. Although the Company's products are Year 2000 compliant, the Company believes that the purchasing patterns of customers and potential customers may be affected by Year 2000 issues as companies expend significant resources to correct or patch their current software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase software products such as those offered by the Company, which could result in a material adverse effect on the Company's business, operating results and financial condition.

PRODUCT LIABILITY

     Although the Company's license agreements with its customers typically contain provisions designed to limit the Company's exposure to potential product liability claims, it is possible that such limitation of liability provisions may not be effective as a result of existing or future laws or unfavorable judicial decisions. The Company has not experienced any product liability claims to date, however the sale and support of the Company's products may entail the risks of such claims which are likely to be substantial in light of the use of the Company's products in business-critical applications. A product liability claim brought against the Company could have a material adverse effect on the Company's business, operating results and financial condition.

NO PRIOR TRADING MARKET FOR THE COMMON STOCK; POTENTIAL VOLATILITY OF
STOCK PRICE

     Prior to the Company's initial public offering in December 1997, there was no public market for the Common Stock. There can be no assurance that an active trading market for the Common Stock will develop or be sustained.

     The market price of the Common Stock is likely to be highly volatile and may be significantly affected by factors such as actual or anticipated fluctuations in the Company's operating results, announcements of technological innovations, new products or new contracts by the Company or its competitors, developments with respect to copyrights or proprietary rights, conditions and trends in the software and other technology industries, adoption of new accounting standards affecting the software industry, changes in financial estimates by securities analysts, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the common stocks of technology companies. In the past, following periods of volatility in the market price of a particular company's securities, securities class action litigation has often been brought against such company. There can be no assurance that such litigation will not occur in the future with respect to the Company. Such litigation could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect upon the Company's business, operating results and financial condition.

CONTROL OF COMPANY BY EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

     The executive officers, directors, five percent stockholders and their affiliates in the aggregate beneficially own approximately two-thirds of the outstanding Common Stock. As a result, these stockholders are able to exercise control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may have the effect of delaying or preventing a change in control of the Company.

EFFECT OF CERTAIN CHARTER PROVISIONS; ANTITAKEOVER EFFECTS OF CERTIFICATE OF INCORPORATION, BYLAWS AND DELAWARE LAW

     The Company's Certificate of Incorporation, as amended and restated (the "Certificate of Incorporation"), and Bylaws, as amended ("Bylaws"), contain certain provisions that may have the effect of discouraging, delaying or preventing a change in control of the Company or unsolicited acquisition proposals that a stockholder might consider favorable, including provisions authorizing the issuance of "blank check" preferred stock, requiring the consent of holders of at least 80% of the Company's capital stock to amend the Certificate of Incorporation or Bylaws, eliminating the ability of stockholders to act by written consent or call a special meeting of stockholders and providing for a Board of Directors with staggered, three-year terms. In addition, certain provisions of Delaware law and the Company's 1997 Equity Incentive Plan (the "Plan") may also have the effect of discouraging, delaying or preventing a change in control of the Company or unsolicited acquisition proposals. The antitakeover effect of these provisions may also have an adverse effect on the public trading price of the Company's Common Stock.

SHARES ELIGIBLE FOR FUTURE SALE

     Future sales of a substantial number of shares of Common Stock could adversely affect the market price of the Common Stock and could impair the Company's ability to raise capital through the sale of equity securities. As of the date hereof, the Company has outstanding 15,508,097 shares of Common Stock. Of these shares, 3,834,100 shares are freely tradable without restriction or further registration under the Securities Act of 1933, as amended (the "Securities Act"), unless purchased by "affiliates" of the Company as that term is defined in Rule 144 under the Securities Act ("Rule 144") described below. The remaining 11,673,997 outstanding shares of Common Stock are "restricted securities" as that term is defined in Rule 144.

     Restricted shares may be sold in the public market only if registered or if they qualify for an exemption from the registration under Rule 144, 144(k) or 701 promulgated under the Securities Act. As a result of the contractual restrictions described below and the provisions of Rules 144, 144(k) and 701, additional shares will be available for sale in the public market as follows:
(i) 37,327 shares are eligible for immediate sale, (ii) 2,299 shares will be eligible for sale in March 1998, (iii) 11,144,709 shares will be eligible for sale upon expiration of lock-up agreements between certain stockholders of the Company and the representatives of the underwriters of the initial public offering in June 1998 and (iv) 489,662 shares will be eligible for sale thereafter. In addition to the foregoing, as of October 31, 1997, there were outstanding under the Plan and its predecessor plan, options to purchase an aggregate of 2,257,113 shares of Common Stock. The shares underlying such options will be eligible for sale upon expiration of the lock-up provisions contained in the Plan and its predecessor plan (the "Plan Stand-Off Agreements") beginning in June 1998, subject in certain cases to such shares underlying outstanding options becoming eligible for sale as such options vest. The Company has agreed not to release shares from the lock-up provisions of the Plan Stand-Off Agreements without the prior written consent of BancAmerica Robertson Stephens. In addition, the Company has registered 1,200,000 shares of Common Stock, and intends to register approximately 2,364,984 shares of Common Stock, subject to outstanding options or reserved for issuance under the Company's stock and option plans. Further, certain stockholders holding approximately 10,401,890 shares of Common Stock
(assuming the exercise of warrants to purchase 30,000 shares of Common Stock held by holders of registration rights) are entitled to demand registration of their shares of Common Stock. By exercising their demand registration rights, such stockholders could cause a large number of securities to be registered and sold in the public market, which could have an adverse effect on the market price of the Common Stock.

SUBSTANTIAL DILUTION

     The Company has issued options to acquire Common Stock at prices significantly below the current market price of its Common Stock. To the extent such outstanding options are exercised, stockholders will incur substantial dilution.

UNCERTAINTY AS TO USE OF INITIAL PUBLIC OFFERING PROCEEDS

     The primary purposes of the Company's initial public offering were to increase the Company's equity capital, to create a public market for the Company's Common Stock and to facilitate future access to public markets. As of the date hereof, the Company has no specific plans to use the net proceeds from the initial public offering other than for the repayment of indebtedness, general corporate purposes, including working capital and expansion of the Company's sales, marketing and customer support infrastructure, and potential future acquisitions of businesses, products and technologies that complement the Company's business. Accordingly, the Company's management will retain broad discretion as to the allocation of a substantial portion of the net proceeds from the initial public offering. Pending any such uses, the Company plans to invest the net proceeds in investment-grade, interest-bearing securities.